UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2023
CONN’S, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34956	06-1672840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2445 Technology Forest Blvd., Suite 800, The Woodlands, TX	77381
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:  (936) 230-5899
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CONN	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Director; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Appointment of Director
On June 7, 2023, Conn’s, Inc. (the “Company”) announced the appointment of Ms. Ann B. Gugino to its Board of Directors (the “Board”), effective as of June 6, 2023. Ms. Gugino is expected to stand for re-election at the annual stockholder meeting in May 2024.
The Board determined that Ms. Gugino qualifies as independent under the rules of The NASDAQ Stock Market. There are no related party transactions between the Company and Ms. Gugino that would require disclosure under Item 404(a) of Regulation S-K. There are no arrangements, agreements or understandings between the Company and Ms. Gugino pursuant to which Ms. Gugino was selected as a director.
Ms. Gugino served as Chief Financial Officer of Papa John’s International, Inc., which operates and franchises pizza delivery and carryout restaurants and, in certain international markets, dine-in and delivery restaurants, from October 2020 through March 2023. Ms. Gugino joined Papa John’s from Target Corporation where she served as Senior Vice President, Financial Planning and Analysis, from 2018 through October 2020, providing overall strategy, guidance, and direction in the development and execution of Target’s planning, analysis and capital investment portfolios. Prior to Target, Ms. Gugino spent 18 years at Patterson Companies Inc., including four years as Executive Vice President and Chief Financial Officer. Ms. Gugino has a Master’s Degree in Business Administration from Northwestern University – Kellogg School of Management and a Bachelor of Arts in Accounting from the University of Wisconsin and was a certified public accountant.
Ms. Gugino will be compensated for service on the Board under the Company’s standard arrangement for non-employee directors, as described in the Company’s proxy for the 2023 annual meeting of stockholders.
The Company also entered into the Company’s standard form of Indemnification Agreement with Ms. Gugino.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONN’S, INC.
Date:	June 6, 2023	By:	/s/ Mark L. Prior
		Name:	Mark L. Prior
		Title:	Vice President, General Counsel & Secretary